                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 7, 2008

                      SOUTHWEST IOWA RENEWABLE ENERGY, LLC
             (Exact name of registrant as specified in its charter)

                                      Iowa
                 (State or other jurisdiction of incorporation)

     000-53041                                           20-2735046
(Commission file number)                      (IRS employer identification no.)

   2101 42nd Avenue, Council Bluffs, Iowa               51501-8409
   (Address of principal executive offices)             (Zip code)

                                 (712) 366-0392
              (Registrant's telephone number, including area code)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
|_|  Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
     Exchange  Act (17 CFR  240.14d-2(b))
|_|  Pre-commencement communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act  (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     Southwest Iowa Renewable Energy, LLC (the "Company") issued a press release on May 7, 2008 regarding the hiring of the Company's plant manager.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

   Exhibit Number      Description
   --------------      -----------

        99.1           Press release dated May 7, 2008.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                  SOUTHWEST IOWA RENEWABLE ENGERGY, LLC

                                  By: /s/ Mark Drake
                                     ------------------------------------------
                                       Mark Drake
Date: May 7, 2008                      President and Chief Executive Officer
                                       (Principal Executive Officer)